Exhibit 99.2
TELEFLEX INCORPORATED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 16 — Guarantor financial statements
In connection with a proposed issuance of senior subordinated notes by Teleflex Incorporated (“Parent Company”), it is anticipated that certain of the Parent Company’s subsidiaries (“Guarantor Subsidiaries”) will jointly, fully, severally and unconditionally guarantee such senior subordinated notes. Each Guarantor Subsidiary is 100% owned by the Parent Company. The following presents the condensed consolidating financial information separately for:
i.	Parent Company, the issuer of the guaranteed obligations;
ii.	Guarantor Subsidiaries, on a combined basis, as specified in the Indenture;
iii.	Non-guarantor subsidiaries, on a combined basis, as specified in the Indenture;
iv.	Consolidating entries and eliminations representing adjustments to (a) eliminate intercompany transactions between or among the Parent Company, the Guarantor Subsidiaries and the non-guarantor subsidiaries, (b) eliminate the investments in subsidiaries and (c) record consolidating entries; and
v.	Parent Company and its subsidiaries on a consolidated basis.
Each entity in the consolidating financial information follows the same accounting policies as described in the consolidated financial statements, except for the use by the Parent Company and Guarantor Subsidiaries of the equity method of accounting to reflect ownership interests in subsidiaries which are eliminated upon consolidation.
The following tables present the Company’s condensed consolidating statements of income for the three month periods ending March 27, 2011 and March 28, 2010, respectively, our condensed consolidating balance sheets as of March 27, 2011 and December 31, 2010, respectively and our condensed consolidated statements of cash flows for the three month periods ending March 27, 2011 and March 28, 2010, respectively.

TELEFLEX INCORPORATED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
GUARANTOR SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENTS OF INCOME

	Three Months Ended March 27, 2011
		Guarantor	Non-Guarantor		Condensed
	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollars in thousands)
Net revenues	$—	$226,826	$216,512	$(54,680)	$388,658
Cost of goods sold	—	137,422	129,654	(54,456)	212,620

Gross profit	—	89,404	86,858	(224)	176,038
Selling, general and administrative expenses	9,751	59,465	39,959	656	109,831
Research and development expenses	—	9,384	1,654	—	11,038
Restructuring and other impairment charges	—	588	7	—	595

Income (loss) from continuing operations before interest, loss on extinguishments of debt and taxes	(9,751)	19,967	45,238	(880)	54,574
Interest expense, net	31,329	(15,036)	(242)	—	16,051
Loss on extinguishments of debt	14,597	—	—	—	14,597

Income (loss) from continuing operations before taxes	(55,677)	35,003	45,480	(880)	23,926
Taxes on income from continuing operations	(19,277)	13,939	13,055	(1,291)	6,426
Equity in net income of consolidated subsidiaries	135,365	73,039	—	(208,404)	—

Income from continuing operations	98,965	94,103	32,425	(207,993)	17,500

Operating income from discontinued operations	(37,764)	39,411	57,210	—	58,857
Taxes on income from discontinued operations	(16,611)	6,127	8,647	—	(1,837)

Income from discontinued operations	(21,153)	33,284	48,563	—	60,694

Net income	77,812	127,387	80,988	(207,993)	78,194
Less: Net income attributable to noncontrolling interests	—	—	382	—	382

Net income attributable to common shareholders	$77,812	$127,387	$80,606	$(207,993)	$77,812

TELEFLEX INCORPORATED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Three Months Ended March 28, 2010
		Guarantor	Non-Guarantor		Condensed
	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollars in thousands)
Net revenues	$—	$219,285	$208,569	$(60,522)	$367,332
Cost of goods sold	—	121,704	123,980	(55,249)	190,435

Gross profit	—	97,581	84,589	(5,273)	176,897
Selling, general and administrative expenses	7,960	56,504	35,732	372	100,568
Research and development expenses	—	8,160	1,151	—	9,311
Restructuring and other impairment charges	—	298	165	—	463

Income (loss) from continuing operations before interest and taxes	(7,960)	32,619	47,541	(5,645)	66,555
Interest expense, net	32,070	(18,191)	4,909	—	18,788

Income (loss) from continuing operations before taxes	(40,030)	50,810	42,632	(5,645)	47,767
Taxes on income from continuing operations	(14,167)	20,072	12,479	(4,137)	14,247
Equity in net income of consolidated subsidiaries	66,341	20,448	—	(86,789)	—

Income from continuing operations	40,478	51,186	30,153	(88,297)	33,520

Operating income from discontinued operations	(4,407)	13,022	4,838	(173)	13,280
Taxes on income from discontinued operations	(1,601)	8,871	1,572	—	8,842

Income from discontinued operations	(2,806)	4,151	3,266	(173)	4,438

Net income	37,672	55,337	33,419	(88,470)	37,958
Less: Net income attributable to noncontrolling interests	—	—	286	—	286

Net income attributable to common shareholders	$37,672	$55,337	$33,133	$(88,470)	$37,672

TELEFLEX INCORPORATED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
GUARANTOR SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEETS

	March 27, 2011
		Guarantor	Non-Guarantor		Condensed
	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollars in thousands)
ASSETS
Current assets	$61,120	$496,457	$819,488	$(451,147)	$925,918
Goodwill	—	956,759	512,231	—	1,468,990
Intangibles assets, net	—	714,628	213,008	—	927,636
Other noncurrent assets	5,104,902	3,102,610	644,017	(8,495,270)	356,259

Total assets	$5,166,022	$5,270,454	$2,188,744	$(8,946,417)	$3,678,803

LIABILITIES AND EQUITY
Current liabilities	$172,575	$379,365	$233,509	$(443,543)	$341,906
Long-term borrowings	822,473	—	—	—	822,473
Deferred tax liabilities	—	358,589	75,555	(47,143)	387,001
Other noncurrent liabilities	2,286,264	57,176	718,164	(2,823,169)	238,435

Total liabilities	3,281,312	795,130	1,027,228	(3,313,855)	1,789,815
Total equity	1,884,710	4,475,324	1,161,516	(5,632,562)	1,888,988

Total liabilities and equity	$5,166,022	$5,270,454	$2,188,744	$(8,946,417)	$3,678,803

	December 31, 2010
		Guarantor	Non-Guarantor		Condensed
	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollars in thousands)
ASSETS
Current assets	$61,344	$859,011	$865,786	$(864,908)	$921,233
Goodwill	—	943,656	498,755	—	1,442,411
Intangibles assets, net	—	694,186	224,336	—	918,522
Other noncurrent assets	4,953,669	2,886,002	582,859	(8,061,541)	360,989

Total assets	$5,015,013	$5,382,855	$2,171,736	$(8,926,449)	$3,643,155

LIABILITIES AND EQUITY
Current liabilities	$152,431	$648,628	$480,344	$(860,640)	$420,763
Long-term borrowings	813,409	—	—	—	813,409
Deferred tax liabilities	—	348,603	65,676	(43,460)	370,819
Other noncurrent liabilities	2,265,797	51,374	461,464	(2,527,749)	250,886

Total liabilities	3,231,637	1,048,605	1,007,484	(3,431,849)	1,855,877
Total equity	1,783,376	4,334,250	1,164,252	(5,494,600)	1,787,278

Total liabilities and equity	$5,015,013	$5,382,855	$2,171,736	$(8,926,449)	$3,643,155

TELEFLEX INCORPORATED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
GUARANTOR SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

	Three Months Ended March 27, 2011
		Guarantor	Non-Guarantor	Condensed
	Issuer	Subsidiaries	Subsidiaries	Consolidated
	(Dollars in thousands)
Net cash (used in) provided by operating activities from continuing operations	$(63,122)	$48,509	$28,675	$14,062

Cash Flows from Investing Activities of Continuing Operations:
Expenditures for property, plant and equipment	(64)	(4,110)	(2,270)	(6,444)
Proceeds from sales of businesses and assets, net of cash sold	—	62,728	38,872	101,600
Payments for businesses and intangibles acquired, net of cash acquired	—	(30,570)	—	(30,570)

Net cash (used in) provided by investing activities from continuing operations	(64)	28,048	36,602	64,586

Cash Flows from Financing Activities of Continuing Operations:
Proceeds from long-term borrowings	265,000	—	—	265,000
Reduction in long-term borrowings	(330,800)	—	—	(330,800)
Proceeds from stock compensation plans	6,764	—	—	6,764
Dividends	(13,614)	—	—	(13,614)
Debt extinguishment, issuance and amendment fees	(14,838)	—	—	(14,838)
Intercompany transactions	160,785	(76,557)	(84,228)	—

Net cash provided by (used in) financing activities from continuing operations	73,297	(76,557)	(84,228)	(87,488)

Cash Flows from Discontinued Operations:
Net cash used in operating activities	(992)	—	(4,117)	(5,109)
Net cash used in investing activities	(3)	—	(246)	(249)

Net cash used in discontinued operations	(995)	—	(4,363)	(5,358)

Effect of exchange rate changes on cash and cash equivalents	—	—	8,044	8,044

Net increase (decrease) in cash and cash equivalents	9,116	—	(15,270)	(6,154)
Cash and cash equivalents at the beginning of the period	22,632	—	185,820	208,452

Cash and cash equivalents at the end of the period	$31,748	$—	$170,550	$202,298

TELEFLEX INCORPORATED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Three Months Ended March 28, 2010
		Guarantor	Non-Guarantor	Condensed
	Issuer	Subsidiaries	Subsidiaries	Consolidated
	(Dollars in thousands)
Net cash (used in) provided by operating activities from continuing operations	$(18,835)	$71,770	$(18,558)	$34,377

Cash Flows from Investing Activities of Continuing Operations:
Expenditures for property, plant and equipment	(351)	(4,692)	(1,694)	(6,737)
Proceeds from sales of businesses and assets, net of cash sold	—	24,750	—	24,750
Payments for businesses and intangibles acquired, net of cash acquired	—	(81)	—	(81)

Net cash (used in) provided by investing activities from continuing operations	(351)	19,977	(1,694)	17,932

Cash Flows from Financing Activities of Continuing Operations:
Reduction in long-term borrowings	(51,090)	—	—	(51,090)
Increase in notes payable and current borrowings	39,700	—	—	39,700
Proceeds from stock compensation plans	3,670	—	—	3,670
Dividends	(13,536)	—	—	(13,536)
Intercompany transactions	43,031	(91,747)	48,716	—

Net cash provided by (used in) financing activities from continuing operations	21,775	(91,747)	48,716	(21,256)

Cash Flows from Discontinued Operations:
Net cash provided by (used in) operating activities	2,223	—	(5,537)	(3,314)
Net cash provided by (used in) investing activities	208	—	(819)	(611)

Net cash provided by (used in) discontinued operations	2,431	—	(6,356)	(3,925)

Effect of exchange rate changes on cash and cash equivalents	—	—	(4,714)	(4,714)

Net increase in cash and cash equivalents	5,020	—	17,394	22,414
Cash and cash equivalents at the beginning of the period	31,777	—	156,528	188,305

Cash and cash equivalents at the end of the period	$36,797	$—	$173,922	$210,719